                                                                  Exhibit 99.1
                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report on Form 10-QSB of
Teton  Petroleum  Company for the quarter  June 30, 2002 (the  "Report"),  I, H.
Howard  Cooper,  chairman,  chief  executive  officer,  and  president  of Teton
Petroleum Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that to the best of my knowledge and belief:

1.   The Report fully complies with the  requirements  of section 13(a) or 15(d)
     of the Securities Exchange Act of 1934.

2.   The information  contained in the Report fairly  presents,  in all material respects,  the  financial  condition  and  results of  operations  of Teton
     Petroleum Company.

                                          /s/ H. Howard Cooper
                                          H. Howard Cooper, Chairman, Chief
                                          Executive Officer, and President

August 20, 2002